SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - October  25, 2002
                       -----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
                January 31, 2002, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2002-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-53404                     52-2029487
------------------------   ---------------------        -----------------------
(State of Incorporation)   (Commission File No.)        (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AV-1, M-1, M-2 and B Certificateholders with respect to the October 25, 2002 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE ABS, INC.



                                By: /s/ James H. Jenkins
                                   ---------------------------------------------
                                   James H. Jenkins,
                                   Senior Vice President and CFO



Dated:  October 28, 2002

                                                                         ANNEX A

                                                                     Page 1 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                        Statement to Certificateholders
                                 October 25, 2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------

AF1      75,000,000.00    49,744,316.97   5,704,065.67     83,062.65    5,787,128.32      0.00      0.00    44,040,251.30
AF2      47,655,000.00    47,655,000.00           0.00    219,332.14      219,332.14      0.00      0.00    47,655,000.00
AV1      98,145,000.00    81,372,999.07   2,570,714.31    144,013.26    2,714,727.57      0.00      0.00    78,802,284.76
M1       18,600,000.00    18,600,000.00           0.00     97,371.00       97,371.00      0.00      0.00    18,600,000.00
M2       14,000,000.00    14,000,000.00           0.00     78,505.00       78,505.00      0.00      0.00    14,000,000.00
B        12,620,000.00    12,620,000.00           0.00     73,890.10       73,890.10      0.00      0.00    12,620,000.00
R                 0.00             0.00           0.00          0.00            0.00      0.00      0.00             0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS  266,020,000.00   223,992,316.04   8,274,779.98    696,174.15    8,970,954.13      0.00      0.00   215,717,536.06
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
X       266,024,014.84   231,656,748.47           0.00         11.76           11.76      0.00      0.00   224,361,464.48
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------

-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------   --------------------
                                                                                                                 CURRENT
                        BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------

AF1     294754AP1       663.25755960    76.05420893     1.10750200      77.16171093     587.20335067    AF1     2.003750 %
AF2     294754AQ9     1,000.00000000     0.00000000     4.60250005       4.60250005   1,000.00000000    AF2     5.523000 %
AV1     294754AR7       829.10998084    26.19302369     1.46735198      27.66037567     802.91695716    AV1     2.123750 %
M1      294754AS5     1,000.00000000     0.00000000     5.23500000       5.23500000   1,000.00000000    M1      6.282000 %
M2      294754AT3     1,000.00000000     0.00000000     5.60750000       5.60750000   1,000.00000000    M2      6.729000 %
B       294754AU0     1,000.00000000     0.00000000     5.85500000       5.85500000   1,000.00000000    B       7.026000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS                  842.01306684    31.10585663     2.61699929      33.72285591     810.90721021
------  ---------  ----------------- ---------------- -------------- --------------- ----------------
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
X             N/A       870.81141381     0.00000000     0.00004421       0.00004421     843.38800997    X       0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
                JPMorgan Chase Bank - Structured Finance Services
                          450 West 33 Street, 14 Floor
                            New York, New York 10001
                    Tel: (212) 946-3232 / Fax: (212) 946-8302
                        Email: Peggy.l.remy@jpmorgan.com
--------------------------------------------------------------------------------

[JPMORGAN
 LOGO]             Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 5
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                 Equity One Mortgage Pass-Through Trust 2002-1
                                October 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           132,647.36
                                Group I Curtailments                   12,211.49
                                Group I Prepayments                 4,884,009.48
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal           50,530.99
                                Group II Curtailments                   3,748.55
                                Group II Prepayments                2,212,136.12
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount   979,495.99

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1           83,062.65
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          219,332.14
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AV-1          144,013.26
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1            97,371.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2            78,505.00
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B              73,890.10
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                               October 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    147,292,686.22
                                Group I Ending Pool Balance       142,263,817.89
                                Group II Beginning Pool Balance    84,364,062.25
                                Group II Ending Pool Balance       82,097,646.59
                                Total Beginning Pool Balance      231,656,748.47
                                Total Ending Pool Balance         224,361,464.48

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                  61,371.95
                                Group II Servicing Fee                 35,151.69

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution              55,868.83
                                Group I Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group I Aggregate Amount of
                                  Advances Outstanding                324,747.77
                                Group II Delinquency Advances Included
                                  in Current Distribution              32,503.61
                                Group II Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II Aggregate Amount of Advances
                                  Outstanding                         214,910.51

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                 ---------------------------------------------------------------
                                         Group 1
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance      Percentage
                  0-30 days       273           27,243,059.24           19.15 %
                 31-60 days        45            3,922,460.69            2.76 %
                 61-90 days        19            1,731,738.14            1.22 %
                   91+days         16            1,554,374.25            1.09 %
                    Total         353           34,451,632.32           24.22 %
                 ---------------------------------------------------------------


                 ---------------------------------------------------------------
                                         Group 2
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance       Percentage
                  0-30 days       110           10,890,385.13           13.27 %
                 31-60 days        20            2,383,511.94            2.90 %
                 61-90 days         6              532,228.43            0.65 %
                   91+days          8            1,490,152.02            1.82 %
                    Total         144           15,296,277.52           18.64 %
                 ---------------------------------------------------------------

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                               October 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  18          1,544,412.67           1.09 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   6         694,497.74            0.85 %
                                ------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   1          55,174.25             0.04 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00               0.00 %
                                ------------------------------------------------

                        Market Value of Group I REO Loans              86,133.00
                        Market Value of Group II REO Loans                  0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,329,279.38
                                Group II Three Largest Loans        1,324,620.42

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00


Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03(a)(xv),(xxi)  Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses        761.80
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                               October 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xvi)      Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xvii)     Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      9.28
                                Group II Weighted Average Mortgage Rate     9.21

Sec. 4.03 (a)(xviii)    Weighted Average Remaining Term of Outstanding
                          Loans

                                Group I Weighted Average Remaining Term   241.00
                                Group II Weighted Average Remaining Term  348.00

Sec. 4.03 (a)(xix),     Overcollateralization Amounts
(xx),(xxii)

                                Overcollateralization Amount        8,643,928.42
                                Overcollateralization Target Amount 9,044,816.50
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                              400,888.08

Sec. 4.03 (a)(xxiii)    Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a
                                  percentage of the Original Pool Balance 0.00 %

Sec. 4.03 (a)(xxiv)     60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                 of the current Pool Balance              3.39 %

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.